SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

January 31, 2013

John Hancock Tax-Advantaged Dividend Income Fund

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or both of the John Hancock Funds listed above. You are being asked to approve with respect to your fund(s) a new subadvisory agreement between the funds’ adviser, John Hancock Advisers, LLC, and Analytic Investors, LLC (“Analytic”). The enclosed Proxy Statement includes instructions on how to cast your vote on these proposals. I encourage you to read the attached materials in their entirety, and if you have any questions, please contact us at 1-855-742-8269.

Approve a New Subadvisory Agreement with Analytic Investors, LLC

Shareholders of each fund are being asked to approve a new subadvisory agreement with Analytic, which is responsible for formulating and implementing the options strategy for each fund.

Recently, Analytic acquired the controlling interest in its firm that was previously held by Old Mutual. As a result of this transaction, the subadvisory agreement for each fund terminated on December 31, 2012, as required under the Investment Company Act of 1940. While Analytic continues to perform subadvisory services for the funds pursuant to interim agreements, such agreements can continue in effect only for up to 150 days. Accordingly, you are being asked to approve a new subadvisory agreement for your fund(s).

Keep in mind that the funds’ adviser, and not the funds, pays the subadvisory fees. In addition, approval of the new subadvisory agreements will not change the annual advisory fee rates payable by the funds.

Your Proxy Statement includes a description of these proposals.

Your Vote Matters!

After careful consideration, the Board of Trustees of each fund has unanimously approved the relevant proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote in one of three ways:

1)	via telephone by calling the number listed on your proxy card(s),

2)	via mail by returning the enclosed proxy card(s) or

3)	via the Internet by visiting the website on your proxy card(s) and entering your control number.

If you have questions, please call a John Hancock Funds Customer Service Representative at 1-855-742-8269, Monday-Friday between 9:30 A.M. and 9:00 P.M., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

/s/ Andrew G. Arnott

Andrew G. Arnott

Chief Executive Officer

John Hancock Advisers, LLC

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

 JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

 601 Congress Street

 Boston, Massachusetts 02210

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of the funds listed above:

Notice is hereby given that a joint special meeting of shareholders of John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, March 22, 2013, at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

Proposal 1	(a)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Dividend Income Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.

Shareholders of John Hancock Tax-Advantaged Dividend Income Fund will vote on this proposal.

Proposal 1	(b)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.

Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund will vote on this proposal.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees recommends that you vote FOR Proposal 1(a) and FOR Proposal 1(b), as applicable.

Each shareholder of record of the funds as of the close of business on January 16, 2013 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on March 22, 2013:

The Proxy Statement is available at: www.jhfunds.com/proxy.

By order of the Boards of Trustees,

Thomas M. Kinzler

Secretary

January 31, 2013

Boston, Massachusetts

Your vote is important – Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the instructions on the Web site.

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2013

This Proxy Statement contains the information that a shareholder should know before voting on the proposals described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-225-6020. These reports also are available on the Internet at www.jhfunds.com.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees for use at the joint special meeting of shareholders of John Hancock Tax-Advantaged Dividend Income Fund (“HTD”) and John Hancock Tax-Advantaged Global Shareholder Yield Fund (“HTY” and, collectively with HTD, the “funds”). The joint special meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, March 22, 2013, at 2:00 P.M., Eastern Time (the “Meeting”). Each Board of Trustees (together, the “Board”) is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The following table summarizes the proposal applicable to HTD and HTY.

Proposal Number	Description of Proposal	Applicable Fund
Proposal 1(a)	To approve a new subadvisory agreement for John Hancock	HTD
Tax-Advantaged Dividend Income Fund between John Hancock
Advisers, LLC and Analytic Investors, LLC.

Proposal 1(b)	To approve a new subadvisory agreement for John Hancock	HTY
Tax-Advantaged Global Shareholder Yield Fund between John Hancock
Advisers, LLC and Analytic Investors, LLC.

The Proxy Statement and proxy card are intended to be first mailed to shareholders on or about February 4, 2013.

The Funds’ Adviser, Administrator and Subadvisers

John Hancock Advisers, LLC (the “Adviser”) serves as each fund’s investment adviser and administrator. An affiliate of the Adviser, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, serves as one of two subadvisers to HTD, and Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as one of two subadvisers to HTY. Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a subadviser to both HTD and HTY.

Record Ownership

The Trustees of each fund have fixed the close of business on January 16, 2013 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Number of Shares Outstanding
HTD	37,734,746
HTY	9,503,731

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With respect to each fund, as of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the fund as a group did not beneficially own, in excess of one percent of the outstanding shares of either fund. To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund’s shares as of the date indicated. This information may be different as of the Record Date.

Fund	Name and Address of Owner	Percent
HTD	First Trust Portfolios LP	7.1%[1]
Suite 400
120 East Liberty Drive
Wheaton, Illinois 60187

HTY	First Trust Portfolios LP	12.5%[1]
Suite 400
120 East Liberty Drive
Wheaton, Illinois 60187

1	As of December 31, 2011.

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PROPOSALS 1(A) AND 1(B) – APPROVAL OF NEW SUBADVISORY AGREEMENTS

Introduction

Shareholders of HTD and HTY are being asked to approve new subadvisory agreements between the Adviser and Analytic. Approval of the new subadvisory agreements will not change the annual advisory fee rates payable by the funds. The subadvisory fees are payable by the Adviser and not the funds.

At its meeting on December 10-12, 2012, the Board of HTD approved for HTD a new subadvisory agreement between the Adviser and Analytic (the “New HTD Agreement”) and an interim subadvisory agreement between the Adviser and Analytic (the “Current HTD Agreement”). At the same meeting, the Board of HTY approved for HTY a new subadvisory agreement between the Adviser and Analytic (the “New HTY Agreement” and, with the New HTD Agreement, the “New Agreements”) and an interim subadvisory agreement between the Adviser and Analytic (the “Current HTY Agreement” and, collectively with the Current HTD Agreement, the “Current Agreements”). The Current Agreements can continue in effect for up to 150 days (until May 30, 2013) and, thus, the Board of each fund recommends that the shareholders of the applicable fund approve the applicable New Agreement.

Analytic is responsible for formulating and implementing an options strategy for each of HTD and HTY (the “Options Strategy”). Analytic was founded in 1970 as a firm specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $6.1 billion of assets under management as of September 30, 2012.

Analytic has served as a subadviser to HTD since 2009 pursuant to an investment subadvisory agreement between the Adviser and Analytic dated July 13, 2009 (the “Prior HTD Agreement”). The Prior HTD Agreement was last approved by the Board at its June 3-5, 2012 Board meeting and by shareholders of HTD at an annual meeting of shareholders held on April 28, 2009. Analytic also has served as a subadviser to HTY since 2007 pursuant to an investment subadvisory agreement between the Adviser and Analytic dated August 16, 2007 (the “Prior HTY Agreement” and, collectively with the Prior HTD Agreement, the “Prior Agreements”). The Prior HTY Agreement was last approved by the Board at its June 3-5, 2012 Board meeting and by the initial shareholder of HTY on August 20, 2007.

Analytic Transaction

On December 31, 2012, management of Analytic acquired a controlling interest in the firm from Old Mutual Intermediary, LLC, a Delaware limited liability company and Analytic’s then-parent company (the “Analytic Transaction”). Prior to the Analytic Transaction, Old Mutual Intermediary, LLC held 81.49% of the interests of Analytic and the remaining 18.51% of the interests were held by Analytic Investment Holdings LP, a Delaware limited partnership. Pursuant to a Purchase Agreement dated December 31, 2012, Old Mutual Intermediary, LLC sold 99% of its Class A interests to Analytic Investors Holdings, LLC. Upon the closing of the Analytic Transaction, Analytic Investors Holdings, LLC held 99% of Class A interests and EPSLP, Inc., a Delaware corporation, held the remaining 1% of Class A interests, whereas Old Mutual Intermediary, LLC held 100% of the Class B interests. The Analytic Transaction constituted a “change of control” under the Investment Company Act of 1940, as amended (the “1940 Act”), but it did not result in a change in the personnel or operations of Analytic or in any changes in the investment approach of Analytic with respect to the Options Strategy for HTD and HTY.

As required by the 1940 Act, the Prior HTD Agreement and the Prior HTY Agreement were terminated immediately upon the closing of the Analytic Transaction on December 31, 2012. To ensure continuation of the subadvisory services provided by Analytic to both HTD and HTY, the Board of HTD approved the Current HTD Agreement and the Board of HTY approved the Current HTY Agreement. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim investment advisory or subadvisory agreement without shareholder approval, provided, among other things, that such agreement continues in effect for no more than 150 days. Pursuant to Rule 15a-4, the Current Agreements are currently in effect but will terminate on May 30, 2013. Accordingly, the Boards of Trustees of HTD and HTY recommend that the shareholders of the applicable fund

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approve the applicable New Agreement. If shareholders approve the New Agreements, these Agreements will remain in effect until March 22, 2015, and may be re-approved each year with the approval of the applicable Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”).

The New Agreements will not affect the investment approach of the funds or the individuals providing services to the funds.

Comparison of the Current and New Agreements

With the exception of the effective date and certain provisions required by Rule 15a-4 under the 1940 Act, the New Agreements are substantially the same as the Current Agreements. The following is a summary of the terms of the Current and New Agreements (each generally, an “Agreement”).

Duties. Analytic will manage the Options Strategy, subject to the supervision of the fund’s Board and the Adviser. Analytic will, at its own expense, furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the fund’s investment affairs.

Compensation. As compensation for its services to HTD, Analytic will receive a fee from the Adviser at an annual rate of 0.10% of the value of the fund’s average daily managed assets that are subject to HTD’s Option Strategy. As compensation for its services to HTY, Analytic will receive a fee from the Adviser at an annual rate of 0.05% of the value of the fund’s average daily gross assets. The compensation payable to Analytic under the New HTD Agreement is the same as under the Prior and Current HTD Agreements, and the compensation payable to Analytic under the New HTY Agreement is the same as under the Prior and Current HTY Agreements.

The aggregate amount of subadvisory fees that the Adviser paid to Analytic during the fiscal year ended October 31, 2012 was $56,670.92 with respect to HTY and $151,820.20 with respect to HTD. If the New Agreements had been in effect, the amounts paid to Analytic would have been the same. As noted above, the Adviser, and not the funds, is responsible for payment of these fees to Analytic.

The fees payable to Analytic under the Current Agreements are the same as under the Prior Agreements. Unlike the Prior Agreements, the Current Agreements include an additional provision with respect to the compensation payable during the Interim Period (as defined below), as required by Rule 15a-4. Under the Current Agreements, during the Interim Period, compensation must be placed in an interest-bearing escrow account with the respective fund’s custodian bank until the shareholders of that fund approve the relevant New Agreement. If shareholders approve the New Agreements, Analytic will be paid the amount in such account on the date of such approval. If shareholders fail to approve the New Agreements, Analytic will be paid out of such account the lesser of: (i) any costs incurred by Analytic in performing the subadvisory services, plus interest earned on that amount while in the interest-bearing escrow account; and (ii) the total amount in such interest-bearing escrow account (plus interest accrued thereon).

Liability. Each Agreement provides that neither Analytic nor any of its directors, officers, employees, shareholders, partners, or agents will be liable to the Adviser or the funds for any error of judgment or mistake of law or for any loss suffered by the Adviser or fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of Analytic under the Agreement or its directors, officers, employees, shareholders, partners, or agents.

Term. The Current Agreements include additional duration and termination provisions required by Rule 15a-4. Specifically, the Current Agreements will terminate after 150 days (May 30, 2013) unless the New Agreements are approved prior to May 30, 2013 by vote of a Majority of the Outstanding Voting Securities (as defined below) of the respective fund. During the period from the effective date of the Current Agreements (December 31, 2012) until the shareholders’ approval of the New Agreements (the “Interim Period”), the Current Agreements are terminable at any time without payment or penalty on 10 days’ notice (i) by the Board of Trustees of the respective fund; or (ii) by vote of a majority of the “outstanding voting securities” (as defined in the 1940 Act) of the respective fund.

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Each New Agreement has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board of the respective fund; or (b) a Majority of the Outstanding Voting Securities (as defined below) of the respective fund. Any such continuance also requires the approval of a majority of the Independent Trustees.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of a fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the fund.

Any required shareholder approval of the New Agreements shall be effective with respect to a fund if a Majority of the Outstanding Voting Securities of that fund votes to approve such continuance, even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of the other fund.

As noted above, each Current Agreement will terminate on the earlier of shareholder approval of the corresponding New Agreement or 150 days after the effective date of the Current Agreement.

Termination. Each Current Agreement may be terminated (a) at any time, without payment or penalty, by the Board of Trustees of a fund or by vote of a Majority of the Outstanding Voting Securities of a fund, on ten days’ written notice to the Adviser and Analytic, (b) by the Adviser at any time, without payment of any penalty, upon 60 days’ prior written notice to Analytic and a fund, (c) by Analytic in the event of non-payment of its fee by the Adviser, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by Analytic upon 90 days’ prior written notice to the Adviser or such additional time requested by a fund or the Adviser not to exceed 90 additional days.

Each New Agreement may be terminated (a) at any time, without payment of any penalty, by the Board of Trustees of a fund or by vote of a Majority of the Outstanding Voting Securities of a fund, on 60 days’ prior written notice to the Adviser and Analytic, (b) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to Analytic and a fund, (c) by Analytic in the event of non-payment of its fee by the Adviser, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by Analytic upon 90 days’ prior written notice to the Adviser or such additional time requested by a fund or the Adviser not to exceed 90 additional days.

Each Agreement will automatically terminate in the event of its assignment.

Amendments. Each Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees. Any required shareholder approval shall be effective with respect to the fund if a Majority of the Outstanding Voting Securities of the fund vote to approve the amendment.

Information About Analytic

Analytic is a Delaware limited liability company having its principal offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. It is a subsidiary of Analytic Investors Holdings, LLC, located at the same address, which holds 99% of the membership interests and 100% of the controlling interests in Analytic. EPSLP, Inc., located at 200 Clarendon Street, Boston, Massachusetts 02116, has the remaining 1% interest of the membership interests. Analytic is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The following table sets forth the principal executive officer and managers of Analytic. No principal executive officer or manager of Analytic has a position with the funds. The business address of each such person is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

Name	Position with Analytic and Principal Occupation
Harin de Silva	President and Manager
Roger Clarke	Chairman and Manager
Michael Brogan	Chief Financial Officer, General Counsel and Manager

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During the fiscal year ended October 31, 2012, HTD and HTY did not pay brokerage commissions to any affiliated broker-dealer.

Other Funds

Other than HTD and HTY, Analytic does not currently manage other funds with an investment objective that is similar to that of these funds.

Board’s Evaluation and Recommendation

At an in-person meeting on December 10-12, 2012, the Board, including all the Independent Trustees, approved the New Agreements. In considering the approval of the New Agreements, the Board took into account certain information and materials relating to Analytic that the Board had received and considered in connection with the annual evaluation of the Prior Agreements between the Adviser and Analytic at the in-person meetings held on May 6-8 and June 3-5, 2012. Discussions of the bases of the Board’s approval of the Prior HTD Agreement and the Prior HTY Agreement are included in Appendix C and Appendix D, respectively, to this Proxy Statement.

At the December 10-12, 2012 meeting, the Board revisited the factors it previously considered at the May 6-8 and June 3-5, 2012 meetings to the extent relevant to the New Agreements. The Board also took into account other factors that it considered relevant in its evaluation of the New Agreements, including its review of the information provided by Analytic with respect to changes since those meetings and information about the Analytic Transaction.

The Board reviewed with respect to each fund the nature, extent and quality of services provided by Analytic, including the quality and depth of the investment professionals having principal investment responsibility for managing the Options Strategy and the capability and the performance record of those professionals. The Board considered Analytic’s history and experience providing services to the funds, including the performance record of the Options Strategy and its effectiveness in reducing the overall volatility of the funds’ performance. In evaluating the performance of the Options Strategy with respect to HTD, the Board noted that it outperformed the options component of the CBOE S&P 500 BuyWrite Index for the year-to-date and one year periods ended September 30, 2012. With respect to HTY, the Board noted that the Options Strategy outperformed the options component of the CBOE S&P 500 BuyWrite Index for the year-to-date and the one-year and three-year periods ended September 30, 2012.

In addition to evaluating the nature, extent and quality of services provided by Analytic, the Board reviewed the contractual subadvisory fee rates payable to Analytic with respect to HTD and HTY. The Board noted that the subadvisory fees are paid by the Adviser and not by the funds and that the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length. The Board further noted that neither the advisory fees paid by the funds nor the subadvisory fees paid by the Adviser will change under the New HTD and HTY Agreements.

In evaluating the impact of the Analytic Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the closing of the Analytic Transaction. In addition, the Board considered Analytic’s representations that the Analytic Transaction would provide Analytic with an opportunity to take advantage of full autonomy regarding its business, such as greater latitude to hire and reward investment and research staff and more freedom to pursue market opportunities.

Based on its review, the Board, including the Independent Trustees, determined that the terms of each New Agreement, including the fee rates, were fair and reasonable and in the best interests of the respective fund and its shareholders, and unanimously approved each New Agreement.

Required Vote for Proposals 1(a) and 1(b)

Approval of Proposal 1(a) and Proposal 1(b) will require the affirmative vote of a Majority of the Outstanding Voting Securities of the relevant fund (as defined above).

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If shareholders of HTD do not approve Proposal 1(a) or if shareholders of HTY do not approve Proposal 1(b), the New Agreement with respect to that fund will not take effect and the Board will consider what further action to take. If Proposal 1(a) is approved by shareholders of HTD and Proposal 1(b) is approved by shareholders of HTY, the relevant New Agreement is expected to become effective promptly thereafter with respect to that fund.

The Board of each fund, including all the Independent Trustees, recommends that shareholders vote “FOR” Proposal 1(a) and “FOR” Proposal 1(b), as applicable.

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MISCELLANEOUS

Voting Procedures

Directions to attend the Meeting where you may vote in person can be found on our website at www.jhfunds.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the fund; (ii) by a properly executed later-dated proxy received by the Secretary of the fund, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of a fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by Analytic.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the fund; by personnel of the Adviser, its affiliates, or by broker-dealer firms. Broadridge has been retained to assist in the solicitation of proxies at a cost of approximately $52,268.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by e-mail or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the Adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

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Alternatively, a shareholder may call the fund’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow the recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the fund of their desire to receive multiple copies of the shareholder reports and other materials that the fund sends. If you would like to receive an additional copy, please contact the fund by writing to 601 Congress Street, Boston, Massachusetts 02210, Attn: Michael Heffernan, or by calling 1-855-742-8269. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

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SHAREHOLDER PROPOSALS

Shareholder proposals, including nominees for Trustee, intended to be presented at the 2014 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on May 22, 2013, for inclusion in the fund’s Proxy Statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on June 21, 2013 and no earlier than May 22, 2013. In order to be included in the fund’s Proxy Statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

BY ORDER OF THE BOARDS OF TRUSTEES

January 31, 2013,

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

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APPENDIX A

John Hancock Tax-Advantaged Dividend Income Fund

Investment Sub-Advisory Agreement

Analytic Investors, LLC

AGREEMENT made this __ day of ____, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Analytic Investors, LLC, a Delaware limited liability company (formerly known as Analytic Investors, Inc.) (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the John Hancock Tax-Advantaged Dividend Income Fund (the “Trust”) related to the Trust’s Option Strategy as approved by the Trust’s Board (the “Option Strategy”) on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser shall not be responsible for aspects of the Trust’s investment program other than its Option Strategy, including without limitation purchases and sales of investments other than options, selection of brokers to conduct such purchases and sales of investments other than options and compliance with investment policies and restrictions other than those specifically relating to the Option Strategy and proxy voting. The Sub-Adviser shall not be responsible for filing claims or taking any other action regarding securities class actions or other lawsuits or rights involving the Trust or securities held or formerly held by the Trust, or the acts or omissions of the Adviser or any other sub-adviser that do not relate to the Option Strategy, except the Sub-Adviser shall promptly notify the Trust in writing if the Sub-Adviser receives information relating to such claims, class actions or other lawsuits. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and the Adviser.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

a.	Subject to the oversight and supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, and subject to the other provisions of this Agreement, the Sub-Adviser will provide a continuous investment program relating to the Trust’s Option Strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser, or any of its affiliates, retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. Subject to the foregoing, the Sub-Adviser will provide options investment research and conduct a continuous program of options evaluation, investment, sales and reinvestment of the Trust’s assets by determining the options strategy that the Trust shall pursue, including which options shall be purchased, entered into, sold, closed or exchanged for the Trust, when these transactions should be executed, and, consulting with the Adviser and any other sub-adviser to the Trust, regarding the portion of the assets of the Trust against which options will be written. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”) as they relate to the Option Strategy, copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. In addition, the Adviser has furnished, or will cause to be furnished (or shall, as such documents become available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:

i.	The Trust’s Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the “Agreement and Declaration of Trust”);

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ii.	The Trust’s by-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws);

iii.	Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

iv.	The Trust’s Registration Statement or Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“Investment Company Act”), including all exhibits thereto, and all pre- and post-effective amendments thereto;

v.	The Trust’s most recent prospectus (such prospectus as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”);

vi.	The Trust’s most recent statement of additional information (such statement of additional information, as currently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”); and

vii.	The Investment Advisory Agreement.

The Adviser and the Sub-Adviser further agree that in fulfilling its obligations, the Sub-Adviser will:

i.	formulate and implement a continuous investment program relating to the Trust’s Option Strategy consistent with the investment objectives and related investment policies for the Trust as described in the Trust’s Registration Statement;

ii.	regularly consult with the Adviser and any other sub-adviser of the Trust for purposes of coordinating the Trust’s overall investment strategy;

iii.	take whatever reasonable steps are necessary to implement these investment programs by the purchase or sale of options including the placing of orders for such purchases and sales;

iv.	regularly report to the Board with respect to the implementation of the Option Strategy, at such times as the Adviser may reasonably request;

v.	in connection with any purchase and sale of options for the Trust related to the implementation of the Option Strategy, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify options to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to options to be settled through the Trust’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such options trades to the Trust’s Custodian; and

vi.	assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the market value of any options or other assets of the Trust for which the Sub-Adviser is responsible and for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall provide recommendations in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, concerning the fair value of the Trust’s portfolio of options for which the Sub-Adviser is responsible and shall obtain at its own expense pricing services for the Trust’s portfolio of options to be approved by the Trust, which approval shall not be unreasonably withheld. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets. The parties further acknowledge and agree that the Board and the Fund are ultimately responsible for determining when assets of the Trust should be fair valued and for making fair value determinations, which may be based on input from the Sub-Adviser and others.

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b.	The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the Sub-Adviser’s implementation of the Option Strategy for the Trust.

c.	The Sub-Adviser is authorized to make decisions to buy and sell options for the Trust’s portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting option transactions. The Sub-Adviser’s primary consideration in effecting an option transaction will be to seek to obtain the best execution for the Trust, taking into account the factors specified in the Prospectus and/or Statement of Additional Information. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by that broker-dealer to the Trust and/or other accounts serviced by the Sub-adviser. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Sub-adviser’s overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion. The Sub-Adviser will consult with the Adviser to ensure that portfolio transactions on behalf of the Trust are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to an affiliated broker-dealer. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

d.	On occasions when the Sub-Adviser deems the purchase or sale of an option to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the options to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the options so purchased or sold, as well as the allocation of expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

e.	The Sub-Adviser will maintain, with respect to its activities on behalf of the Fund, all accounts, books and records with respect to the Option Strategy as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.

3.	COMPENSATION OF SUB-ADVISER

For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

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4.	LIABILITY OF SUB-ADVISER

Neither the Sub-Adviser nor any of its directors, officers, employees, shareholders, partners, or agents shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser under this Agreement by the Sub-Adviser or any of its directors, officers, employees, shareholders, partners, or agents. The Sub-Adviser will not be liable for the any acts or omissions made on behalf of the Trust that are not made by the Sub-Adviser, nor any of its directors, officers, employees, shareholders, partners, or agents and which are not duties the Sub-Adviser is responsible for under this Agreement.

5.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material, which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

6.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Sub-Adviser, respectively, or by specific provision of applicable law.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to the Trust on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of (i) the Agreement or (ii) of any continuance of the Agreement shall be effective with respect to the Trust if a majority of the outstanding voting securities of that Trust votes to approve the Agreement or its continuance. If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-Adviser will continue to act as investment sub-adviser with respect to the Trust pending the required approval of the Agreement or its continuance or of a new contract with the Sub-Adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect of the Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) by the Sub-Adviser in the event of non-payment of the Sub-Adviser’s fee by the Adviser in accordance with Section 3 of this Agreement, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 90 additional days beyond the initial 90 days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an

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investment adviser under the Investment Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act). The foregoing shall not prevent a transfer of this Agreement by the Sub-Adviser in connection with any reorganization, merger or other transaction, provided that such transfer does not constitute an assignment (as defined in the Investment Company Act) provided that the Adviser is notified in writing at least 45 days in advance of such transfer.

8.	PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Sub-Adviser with respect to the Trust.

9.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which is similar to or differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any investment, which the Sub-Adviser or its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

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14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated April 23, 2007, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Tax-Advantaged Dividend Income Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.

17.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

18.	USE OF NAME

The Trust and the Adviser each agrees not to use the name “Analytic” in any sales material without first presenting such document to the Sub-Adviser and obtaining its express consent prior to use. No press release that references Analytic shall be issued with respect to the Trust without the prior consent of the Sub-Adviser other than press releases in the ordinary course (such as dividend press releases). The Sub-Adviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Advisers, LLC,” “John Hancock Tax-Advantaged Dividend Income Fund” or the names of any such entity’s affiliates without first obtaining the applicable entity’s express, written consent prior to the use of such name. However, by execution of this Agreement, the Adviser hereby grants consent to Sub-Adviser and permits the disclosure of the Adviser’s identity on the Sub-Adviser’s Representative List of Clients.

19.	COMPLIANCE

Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Fund and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC

By:___________________________________

Name:

Title:

ANALYTIC INVESTORS, LLC

By:___________________________________

Name:

Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of 0.10% of the value of the Fund’s average daily managed assets that are subject to the Trust’s option strategy. “Managed assets” means the total assets of the Fund (including all assets attributable to any form of investment leverage that may be outstanding) minus the sum of accrued liabilities (other than any liabilities relating to any form investment leverage). For the elimination of doubt, and without limiting the generality of the foregoing, liabilities with respect to borrowings used for investment leverage, the principal amount of any debt securities issued by the Fund, and/or the liquidation preference of any preferred shares issued by the Fund shall not be deducted from total assets for purposes of determining managed assets.

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APPENDIX B

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Investment Sub-Advisory Agreement

Analytic Investors, LLC

AGREEMENT made this __ day of____, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Analytic Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Trust”) related to the Trust’s Option Strategy as described in the Prospectus (the “Option Strategy”) on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser shall not be responsible for aspects of the Trust’s investment program other than its Option Strategy, including without limitation purchases and sales of investments other than options, selection of brokers to conduct such purchases and sales of investments other than options and compliance with investment policies and restrictions other than those specifically relating to the Option Strategy and proxy voting. The Sub-Adviser shall not be responsible for filing claims or taking any other action regarding securities class actions or other lawsuits or rights involving the Trust or securities held or formerly held by the Trust, or the acts or omissions of the Adviser or any other sub-adviser that do not relate to the Option Strategy, except the Sub-Adviser shall promptly notify the Trust in writing if the Sub-Adviser receives information relating to such claims, class actions or other lawsuits. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and the Adviser.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

a.	Subject to the oversight and supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, and subject to the other provisions of this Agreement, the Sub-Adviser will provide a continuous investment program relating to the Trust’s Option Strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser, or any of its affiliates, retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. Subject to the foregoing, the Sub-Adviser will provide options investment research and conduct a continuous program of options evaluation, investment, sales and reinvestment of the Trust’s assets by determining the options strategy that the Trust shall pursue, including which options shall be purchased, entered into, sold, closed or exchanged for the Trust, when these transactions should be executed, and, consulting with the Adviser and any other sub-adviser to the Trust, regarding the portion of the assets of the Trust against which options will be written. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”) as they relate to the Option Strategy, copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. In addition, the Adviser has furnished, or will cause to be furnished (or shall, as such documents become available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:

i.	The Trust’s Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the “Agreement and Declaration of Trust”);

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ii.	The Trust’s by-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws);

iii.	Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

iv.	The Trust’s Registration Statement or Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“Investment Company Act”), including all exhibits thereto, and all pre- and post-effective amendments thereto;

v.	The Trust’s most recent prospectus (such prospectus as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”);

vi.	The Trust’s most recent statement of additional information (such statement of additional information, as currently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”); and

vii.	The Investment Advisory Agreement.

The Adviser and the Sub-Adviser further agree that in fulfilling its obligations, the Sub-Adviser will:

i.	formulate and implement a continuous investment program relating to the Trust’s Option Strategy consistent with the investment objectives and related investment policies for the Trust as described in the Trust’s Registration Statement;

ii.	regularly consult with the Adviser and any other sub-adviser of the Trust for purposes of coordinating the Trust’s overall investment strategy;

iii.	take whatever reasonable steps are necessary to implement these investment programs by the purchase or sale of options including the placing of orders for such purchases and sales;

iv.	regularly report to the Board with respect to the implementation of the Option Strategy, at such times as the Adviser may reasonably request;

v.	in connection with any purchase and sale of options for the Trust related to the implementation of the Option Strategy, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify options to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to options to be settled through the Trust’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such options trades to the Trust’s Custodian; and

vi.	assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the market value of any options or other assets of the Trust for which the Sub-Adviser is responsible and for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall provide recommendations in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, concerning the fair value of the Trust’s portfolio of options for which the Sub-Adviser is responsible and shall obtain at its own expense pricing services for the Trust’s portfolio of options to be approved by the Trust, which approval shall not be unreasonably withheld. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets. The parties further acknowledge and agree that the Board and the Fund are ultimately responsible for determining when assets of the Trust should be fair valued and for making fair value determinations, which may be based on input from the Sub-Adviser and others.

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b.	The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the Sub-Adviser’s implementation of the Option Strategy for the Trust.

c.	The Sub-Adviser is authorized to make decisions to buy and sell options for the Trust’s portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting option transactions. The Sub-Adviser’s primary consideration in effecting an option transaction will be to seek to obtain the best execution for the Trust, taking into account the factors specified in the Prospectus and/or Statement of Additional Information. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by that broker-dealer to the Trust and/or other accounts serviced by the Sub-adviser. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Sub-adviser’s overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion. The Sub-Adviser will consult with the Adviser to ensure that portfolio transactions on behalf of the Trust are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to an affiliated broker-dealer. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

d.	On occasions when the Sub-Adviser deems the purchase or sale of an option to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the options to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the options so purchased or sold, as well as the allocation of expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

e.	The Sub-Adviser will maintain, with respect to its activities on behalf of the Fund, all accounts, books and records with respect to the Option Strategy as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.

3.	COMPENSATION OF SUB-ADVISER

For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

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4.	LIABILITY OF SUB-ADVISER

Neither the Sub-Adviser nor any of its directors, officers, employees, shareholders, partners, or agents shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser under this Agreement by the Sub-Adviser or any of its directors, officers, employees, shareholders, partners, or agents. The Sub-Adviser will not be liable for the any acts or omissions made on behalf of the Trust that are not made by the Sub-Adviser, nor any of its directors, officers, employees, shareholders, partners, or agents and which are not duties the Sub-Adviser is responsible for under this Agreement.

5.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material, which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

6.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Sub-Adviser, respectively, or by specific provision of applicable law.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to the Trust on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of (i) the Agreement or (ii) of any continuance of the Agreement shall be effective with respect to the Trust if a majority of the outstanding voting securities of that Trust votes to approve the Agreement or its continuance. If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-Adviser will continue to act as investment sub-adviser with respect to the Trust pending the required approval of the Agreement or its continuance or of a new contract with the Sub-Adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect of the Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) by the Sub-Adviser in the event of non-payment of the Sub-Adviser’s fee by the Adviser in accordance with Section 3 of this Agreement, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 90 additional days beyond the initial 90 days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an

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investment adviser under the Investment Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act). The foregoing shall not prevent a transfer of this Agreement by the Sub-Adviser in connection with any reorganization, merger or other transaction, provided that such transfer does not constitute an assignment (as defined in the Investment Company Act) provided that the Adviser is notified in writing at least 45 days in advance of such transfer.

8.	PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Sub-Adviser with respect to the Trust.

9.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which is similar to or differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any investment, which the Sub-Adviser or its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

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14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated April 23, 2007, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Tax-Advantaged Global Shareholder Yield Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.

17.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

18.	USE OF NAME

The Trust and the Adviser each agrees not to use the name “Analytic” in any sales material without first presenting such document to the Sub-Adviser and obtaining its express consent prior to use. No press release that references Analytic shall be issued with respect to the Trust without the prior consent of the Sub-Adviser other than press releases in the ordinary course (such as dividend press releases). The Sub-Adviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Advisers, LLC,” “John Hancock Tax-Advantaged Global Shareholder Yield Fund” or the names of any such entities affiliates without first obtaining the applicable entity’s express, written consent prior to the use of such name. However, by execution of this Agreement, the Adviser hereby grants consent to Sub-Adviser and permits the disclosure of the Adviser’s identity on the Sub-Adviser’s Representative List of Clients.

19.	COMPLIANCE

Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Fund and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC

By: ____________________________________

Name:

Title:

ANALYTIC INVESTORS, LLC

By: ____________________________________

Name:

Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of 0.05% of the Fund’s average daily gross assets. For these purposes, “gross assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, and/or (iii) any other means.

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APPENDIX C

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreements: John Hancock Tax-Advantaged Dividend Income Fund

The Board of Trustees (the “Board”, the members of which are referred to as “Trustees”) of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) met in-person on May 6-8, and June 3-5, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the “Subadvisory Agreements”) between the Adviser and each of Manulife Asset Management (US) LLC (“Manulife US”) and Analytic Investors, LLC (“Analytic”) (together, the “Subadvisers”) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the “Agreements.”

Activities and composition of the Board

On June 3-5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. “Independent Trustees” are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3-5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3-5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 6-8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (“Lipper”), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as

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well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6-8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6-8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3-5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreements, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of

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closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (“NAV”) and market value (“Market”)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

				Since Inception
	1-Yr	3-Yr	5-Yr	(2/27/04)
Tax-Advantaged Dividend Income Fund (NAV)	22.17%	24.57%	4.87%	8.05%
Value Category Average (NAV)	4.37%	17.21%	–1.42%	4.08%
Custom Benchmark (25% ML Pref Stk Drd/
25% S&P 500/S&P 400 Util)	11.08%	15.37%	1.14%	7.47%
Tax-Advantaged Dividend Income Fund (Market)	24.16%	29.30%	5.66%	6.31%
Value Category Average (Market)	2.74%	20.09%	–3.11%	2.50%

The Board noted that the Fund at NAV outperformed its Category average NAV performance and its benchmark index’s performance over all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (“Net Expense Ratio”). The Gross Expense Ratio and Net Expense Ratio are based on common and leveraged assets and include interest expense relating to leverage. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

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The Board noted that the Fund’s advisory fee ratio was thirteen basis points below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios derived from the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	Fund	Expense Group Median
Advisory Fee Ratio	0.75%	0.88%
Gross Expense Ratio	1.17%	1.17%
Net Expense Ratio	1.03%	1.14%

The Board was aware that the Expense Group includes funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Expense Group comparison shows advisory fees and expense ratios as percentages of assets attributable to total managed assets; and that the Fund’s fees and expenses may be higher than funds in the Expense Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which illustrated the expenses of the Fund and the Expense Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis. The Board viewed favorably the Adviser’s limitation on the Fund’s management fee to the following: 0.60% of the Fund’s average daily managed assets from February 27, 2009 until February 26, 2010, 0.65% of such assets from February 27, 2010 until February 26, 2011 and 0.70% of average daily managed assets from February 27, 2011 until February 26, 2012.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Manulife US, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Manulife US’s profitability information.

The Board did not consider profitability information with respect to the Analytic, which is not affiliated with the Adviser. The Board considered that the subadvisory fee under the Subadvisory Agreement had been negotiated by the Adviser and the Analytic on an arm’s length basis. For this reason, the Analytic’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

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The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist themselves in managing all or a number of their other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreements each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

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APPENDIX D

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Tax-Advantaged Global Shareholder Yield Fund

The Board of Trustees (the “Board”, the members of which are referred to as “Trustees”) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) met in-person on May 6-8, and June 3-5, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the “Subadvisory Agreements”) between the Adviser and each of Epoch Investment Partners, Inc. and Analytic Investors, LLC (together, the “Subadvisers”) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the “Agreements.”

Activities and composition of the Board

On June 3-5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. “Independent Trustees” are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3-5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3-5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 6-8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (“Lipper”), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadvisers or their affiliates that result from being the Adviser or Subadvisers to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients

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and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6-8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6-8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3-5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreements, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered each Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on

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an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (“NAV”) and market value (“Market”)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

			Since Inception
	1-Yr	3-Yr	(9/26/07)
Tax-Advantaged Global Shareholder Yield Fund (NAV)	8.58%	11.94%	1.06%
Global Category Average (NAV)	–3.48%	9.35%	–5.74%
MSCI World ND Index	–5.54%	11.13%	–5.29%
Tax-Advantaged Global Shareholder Yield Fund (Market)	8.60%	17.35%	–0.16%
Global Category Average (Market)	–4.86%	12.46%	–6.18%

The Board noted that the Fund at NAV outperformed its Category’s average NAV performance and its benchmark index’s performance over all periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rates payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (“Net Expense Ratio”).

D-3

The Board noted that the Fund’s advisory fee ratio was one basis point above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	Fund	Expense Group Median
Advisory Fee Ratio	1.00%	0.99%
Gross Expense Ratio	1.28%	1.28%
Net Expense Ratio	1.28%	1.28%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that the subadvisory fees under the Subadvisory Agreements had been negotiated by the Adviser and the Subadvisers on an arm’s length basis. For this reason, each Subadviser’s separate profitability from its relationship with the Fund was not a factor in determining whether to renew the respective Subadvisory Agreement. In evaluating overall fees for investment management, the Board recognized the inherently higher cost structure of subadvised funds.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

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Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreements each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

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John Hancock Funds 601 Congress Street Boston, MA 02210 1-855-742-8269 1-800-231-5469 TDD 1-800-843-0090 EASI-Line www.jhfunds.com

P1314PX 01/13

To vote by Internet
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
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M51761-S01163	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends that you vote FOR the following:				For	Against	Abstain
1a) To approve a new subadvisory agreement for John Hancock Tax-Advantaged Dividend Income Fund (HTD) between John Hancock Advisers, LLC and Analytic Investors, LLC.				☐	☐	☐
Shareholders of John Hancock Tax-Advantaged Dividend Income Fund (HTD) will vote on this proposal.

1b) To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund (HTY) between John Hancock Advisers, LLC and Analytic Investors, LLC.				☐	☐	☐

Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund (HTY) will vote on this proposal.

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Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on March 22, 2013.

Letter to Shareholders, Notice of Meeting and the Proxy Statement for this meeting is available at: www.proxyvote.com.

Directions to attend the Meeting where you may vote in person can be found on our website at www.jhfunds.com/proxy.

Please detach at perforation before mailing.	M51762-S01163

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND (HTY)

601 Congress Street

Boston, Massachusetts 02210

Joint Special Meeting of Shareholders

March 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Patricia Morisette and Andrew Wilkins, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, March 22, 2013, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IN THE PROXY STATEMENT. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

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[Excerpt from John Hancock Funds Website]

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John Hancock Tax-Advantaged Dividend Income Fund (HTD)
John Hancock Tax-Advantaged Global Shareholder Yield Fund (HTY)

Shareholders of record as of the close of business on January 16, 2013 of HTD and HTY are cordially invited to attend the special joint meeting of shareholders on Friday, March 22, 2013, at 2:00 p.m., Eastern Time, to be held at 601 Congress Street, Boston, Massachusetts 02210. Click here for directions.

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